UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2020

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
On June 16, 2020, Cleveland-Cliffs Inc. (the “Company”) announced that it has launched and priced a private offering of an additional $120.0 million aggregate principal amount of 6.75% Senior Secured Notes due 2026 (the “Additional Notes”) in an offering exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). The Additional Notes will be an issuance of the Company’s existing 6.75% Senior Secured Notes due 2026 and will be issued as additional notes under the indenture dated as of March 13, 2020 (as supplemented, the “Indenture”) pursuant to which the Company previously issued $725.0 million aggregate principal amount of 6.75% Senior Secured Notes due 2026 (the “Existing Notes”). The Additional Notes will be issued at a price of 99.250% of their principal amount. The Additional Notes will be treated as the same class and series as, and otherwise identical to, the Existing Notes other than with respect to the date of issuance and issue price.
The Company expects to close the offering of the Additional Notes on June 19, 2020, subject to the satisfaction of customary closing conditions. A copy of the launch and pricing press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to sell, nor a solicitation of an offer to buy, the Additional Notes or any other securities. The Additional Notes will not be and have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description

99.1	Cleveland-Cliffs Inc. published a news release on June 16, 2020 captioned, “Cleveland-Cliffs Inc. Announces Proposed Offering of an Additional $120,000,000 Senior Secured Notes due 2026.”
99.2	Cleveland-Cliffs Inc. published a news release on June 16, 2020 captioned, “Cleveland-Cliffs Inc. Announces Pricing of an Additional $120,000,000 Senior Secured Notes due 2026.”
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	June 16, 2020	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal Officer & Secretary